UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2016

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001 - 16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Offering of Common Stock

On November 1, 2016, Crown Castle International Corp. (“Company”) entered into an underwriting agreement (“Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as the several underwriters (“Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters an aggregate of 11,350,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), in a registered public offering pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-203074). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 1, 2016, among Crown Castle International Corp. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as the several underwriters

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s Common Stock

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s Common Stock

8.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s Common Stock

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ Kenneth J. Simon
Name:	Kenneth J. Simon
Title:	Executive Vice President and General Counsel

Date: November 7, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 1, 2016, among Crown Castle International Corp. and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as the several underwriters

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Company’s Common Stock

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Company’s Common Stock

8.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters relating to the Company’s Common Stock

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

23.3	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.2)